UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Abercrombie & Fitch Co.
(Exact name of registrant as specified in its charter)

Delaware						1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)						(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path	,	New Albany	,	Ohio			43054
(Address of principal executive offices)							(Zip Code)

Registrant’s telephone number, including area code					(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of an Amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates

At the Annual Meeting of Stockholders of Abercrombie & Fitch Co. (the “Company”) held on June 8, 2023 by means of remote communication (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “LTIP Amendment”) to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (the “2016 Associates LTIP”) to, among other things: (i) increase the number of shares of the Company’s Class A Common Stock, $0.01 par value (the “Common Stock”) authorized for issuance under the 2016 Associates LTIP by 300,000 shares; (ii) implement certain changes to reflect the elimination of the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended, made by the Tax Cuts and Jobs Act enacted in December 2017; (iii) add provisions regarding the application of any clawback or recoupment policy adopted by the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board to awards granted under the 2016 Associates LTIP; (iv) expand the performance metrics that may be applicable to awards to include environmental, social, and governance metrics; and (v) extend the term of the 2016 Associates LTIP until June 8, 2033. The LTIP Amendment previously had been approved, subject to stockholder approval, by the Board on April 17, 2023.

A description of the material terms of the 2016 Associates LTIP, as amended by the LTIP Amendment, can be found in “Proposal 4 – Approve an Amendment to the 2016 Long-Term Incentive Plan for Associates” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2023 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entireties by reference to the 2016 Associates LTIP, as amended by the LTIP Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and voted on the matters listed below, each of which is described in greater detail in the Proxy Statement. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 – Elect the Nine Director Nominees Named in the Proxy Statement to Serve Until the 2024 Annual Meeting of Stockholders

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kerrii B. Anderson	39,065,545	1,273,630	227,334	3,767,333
Susie Coulter	39,794,283	544,860	227,366	3,767,333
Sarah M. Gallagher	39,676,703	662,586	227,220	3,767,333
James A. Goldman	36,733,546	3,605,139	227,824	3,767,333
Fran Horowitz	39,799,215	540,335	226,959	3,767,333
Helen E. McCluskey	39,534,169	805,146	227,194	3,767,333
Kenneth B. Robinson	39,794,043	542,193	230,273	3,767,333
Nigel Travis	39,727,549	610,807	228,153	3,767,333
Helen Vaid	39,911,958	427,362	227,189	3,767,333

As a result of the vote disclosed above, each of the ninenine director nominees listed above was duly elected to serve for a one-year term expiring at the Company’s 2024 Annual Meeting of Stockholders.

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers for the Fiscal Year Ended January 28, 2023 (“Say on Pay”)

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,920,067	1,416,269	230,173	3,767,333

As a result of the vote disclosed above, the non-binding, advisory resolution to approve the Company’s named executive officer compensation as reported in the Proxy Statement was duly approved by the stockholders of the Company.

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers (“Say on Frequency”)

1 Year	2 Years	3 Years	Abstentions
36,837,412	72,024	3,612,829	44,244

As a result of the vote disclosed above, the Company’s stockholders voted, on a non-binding, advisory basis, for the Company to conduct an annual Say on Pay vote.

Proposal 4 – Approve an Amendment to the 2016 Long-Term Incentive Plan for Associates

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,604,898	1,725,808	235,803	3,767,333

As a result of the vote disclosed above, the LTIP Amendment was duly approved by the stockholders of the Company.

Proposal 5 – Ratify the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 3, 2024

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,881,857	2,226,823	225,162	—

As a result of the vote disclosed above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024 was duly ratified by the stockholders of the Company.

As reported above, the Company’s stockholders expressed a preference of “1 Year” for the frequency with which advisory votes on named executive officer compensation should be held. The Board considered the outcome of this advisory vote and, in accordance with its recommendation set forth in the Proxy Statement and consistent with the stated preference of the majority of the Company’s stockholders, the Board has determined that future advisory stockholder votes on executive compensation will be conducted on an annual basis, until the next Say on Frequency vote is held. The next Say on Frequency vote is required to occur no later than the Company’s 2029 Annual Meeting of Stockholders.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (as amended on June 8, 2023) (Filed herewith)

104	Cover Page Interactive Data File - the cover page Inline XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Date:	June 14, 2023	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Executive Vice President, General Counsel and Corporate Secretary